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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003


                               THESTREET.COM, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

          0-25779                                    06-1515824
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  (Commission File Number)                (IRS Employer Identification No.)


                                 14 WALL STREET
                                   15TH FLOOR
                            NEW YORK, NEW YORK 10005
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (212) 321-5000


                                       NA
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          (Former name or former address, if changed since last report)






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Item 12.  Results of Operations and Financial Condition.

         Attached as Exhibits 99.1-5 are previously released earnings press releases of TheStreet.com, Inc.

Item 7.  Exhibits.

         Exhibit 99.1    Press Release dated April 24, 2003

         Exhibit 99.2    Press Release dated July 18, 2003

         Exhibit 99.3    Press Release dated October 16, 2003

         Exhibit 99.4    Press Release dated February 18, 2004

         Exhibit 99.5    Press Release dated April 22, 2004



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THESTREET.COM, INC. (Registrant)


                                       By: /s/ Thomas J. Clarke, Jr.
                                          -------------------------------
                                          Thomas J. Clarke, Jr.
     June 1, 2004                         Chairman and Chief Executive Officer
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         Date






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                                  Exhibit Index


Exhibit
 Number                Description
--------               -----------
  99.1       Press Release dated April 24, 2003
  99.2       Press Release dated July 18, 2003
  99.3       Press Release dated October 16, 2003
  99.4       Press Release dated February 18, 2004
  99.5       Press Release dated April 22, 2004